UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

GRAPHIC PACKAGING HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Riveredge Parkway

Atlanta, Georgia 30328

(Address of principal executive offices)

(770) 240-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	GPK	New York Stock Exchange

☐    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.03.	Material Modifications to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 11, 2026, the stockholders of Graphic Packaging Holding Company (the “Company”) at its 2026 annual meeting of stockholders (the “Annual Meeting”) approved amendments to the Company’s Restated Certificate of Incorporation, as amended (the “Existing Charter”), (i) to declassify the Board of Directors of the Company (the “Board”) over a three-year period and provide for the annual election of all directors beginning at the 2029 annual meeting of stockholders, (ii) to enable one or more stockholders as a group holding 25% of the Company’s common stock to call a special meeting of stockholders, and (iii) to make certain other ministerial amendments. Detailed descriptions of the foregoing amendments to the Existing Charter are set forth in Proposal Four and Proposal Five of the Company’s 2026 definitive proxy statement on Schedule 14A (the “2026 Proxy Statement”), which descriptions are incorporated herein by reference and are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation filed herewith as Exhibit 3.1 (the “A&R Charter”). The amendments will become effective upon filing the A&R Charter with the Secretary of State of the State of Delaware on June 15, 2026.

Additionally, the Board approved corresponding amendments to the Company’s By-laws (the “Existing By-laws”), which such amendments were conditioned upon, and became effective concurrently with, the effectiveness of the A&R Charter. The Existing By-laws were amended and restated (i) to make revisions consistent with the amendments to the Existing Charter to declassify the Board, (ii) to make revisions consistent with the amendments to the Existing Charter to enable one or more stockholders as a group holding 25% of the Company’s common stock to call a special meeting of stockholders, and (iii) to make certain other ministerial amendments. The foregoing description of the amendments to the Existing By-laws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the By-laws, as so amended and restated, filed herewith as Exhibit 3.2, the terms of which are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

As described above in Item 5.03, the Annual Meeting was held on June 11, 2026. Of the 295,884,287 shares of the Company’s common stock outstanding as of the record date for the Annual Meeting, 265,524,893 shares were represented in person or by proxy. The results of voting are as follows:

1.	Election of Directors:

Director	For	Withheld
Andrew P. Callahan	228,643,060	14,944,223
Jeffrey M. Stafeil	224,683,905	18,903,378
Larry M. Venturelli	199,894,045	43,693,238

There were 21,937,610 Broker Non-Votes for Proposal 1.

2.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm:

For	Against	Abstain/Withhold	Broker Non-Votes
265,012,093	438,322	74,478	0

3.	Approval of the compensation paid to the Company’s named executive officers set forth in the Proxy Statement (Say-on-Pay):

For	Against	Abstain	Broker Non-Votes
230,618,122	12,772,758	196,403	21,937,610

4.	Vote on an amendment to the Certificate of Incorporation to Declassify the Board:

For	Against	Abstain/Withhold	Broker Non-Votes
243,227,710	303,970	55,603	21,937,610

5.	Vote on an Amendment to the Certificate of Incorporation to enable one or more stockholders as a group holding 25% of the Company’s Common Stock to call a special meeting of stockholders.

For	Against	Abstain/Withhold	Broker Non-Votes
220,916,783	2,060,726	20,609,774	21,937,610

6.	Stockholder Proposal – Give Shareholders the ability to call for a special shareholder meeting.

For	Against	Abstain/Withhold	Broker Non-Votes
102,538,105	140,657,391	391,797	21,937,610

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Graphic Packaging Holding Company

3.2	By-laws of Graphic Packaging Holding Company

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By	/s/ Daniel S. Fishbein
Daniel S. Fishbein
Date: June 16, 2026		Executive Vice President, General Counsel and Secretary